UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2015 (April 24, 2015)

BECTON, DICKINSON AND COMPANY

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-4802	22-0760120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey		07417-1880
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 847-6800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. I4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 24, 2015, Becton, Dickinson and Company (the “Company”) completed its previously announced debt exchange offers (the “Exchange Offers”) to exchange all validly tendered and accepted 1.450% Senior Notes due 2017 (the “Old 2017 Notes”), 6.375% Senior Notes due 2019 (the “Old 2019 Notes”), 3.300% Senior Notes due 2023 (the “Old 2023 Notes”), 3.875% Senior Notes due 2024 (the “Old 2024 Notes”) and 4.875% Senior Notes due 2044 (the “Old 2044 Notes,” and collectively, with the Old 2017 Notes, Old 2019 Notes, Old 2023 Notes and Old 2024 Notes, the “CareFusion Notes”) issued by CareFusion Corporation (“CareFusion”), a wholly owned subsidiary of the Company, for new Notes issued by the Company (as described below). Pursuant to the Exchange Offers, the aggregate principal amounts of the CareFusion Notes set forth below were tendered and subsequently cancelled:

(i) U.S.$292,928,000 aggregate principal amount of Old 2017 Notes;

(ii) U.S.$665,002,000 aggregate principal amount of Old 2019 Notes;

(iii) U.S.$293,850,000 aggregate principal amount of Old 2023 Notes;

(iv) U.S.$397,492,000 aggregate principal amount of Old 2024 Notes; and

(v) U.S.$299,877,000 aggregate principal amount of Old 2044 Notes.

Following such cancellation, $50,851,000 aggregate principal amount of CareFusion Notes remain outstanding across the five series. Concurrently with settlement of the Exchange Offers, CareFusion entered into the fourth supplemental indenture, dated as of April 24, 2015 (the “Fourth Supplemental Indenture”), between CareFusion and Deutsche Bank Trust Company Americas, as trustee, and, with respect to each series of CareFusion Notes that remained outstanding, amended the applicable indentures to (1) eliminate substantially all of the restrictive covenants in the indentures, (2) eliminate the cross-default under CareFusion’s indebtedness as an event of default under the applicable indentures and (3) permit the Company’s filing of its periodic reports under the Exchange Act of 1934, as amended, to satisfy the reporting covenant (except as required by the Trust Indenture Act of 1939, as amended) in the indentures.

The foregoing summary of the Fourth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Fourth Supplemental Indenture, a copy of which is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

In connection with the settlement of the Exchange Offers, the Company issued (i) $292,899,000 aggregate principal amount of 1.450% Notes due May 15, 2017 (the “2017 Notes”), (ii) $664,855,000 aggregate principal amount of 6.375% Notes due August 1, 2019 (the “2019 Notes”), (iii) $293,850,000 aggregate principal amount of 3.300% Notes due March 1, 2023 (the “2023 Notes”), (iv) $397,441,000 aggregate principal amount of 3.875% Notes due May 15, 2024 (the “2024 Notes”) and (v) $299,877,000 aggregate principal amount of 4.875% Notes due May 15, 2044 (the “2044 Notes,” collectively the “Notes”) pursuant to the indenture, dated March 1, 1997, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”) in exchange for the validly tendered and accepted CareFusion Notes.

The Company may redeem the 2017 Notes and 2019 Notes, in whole or in part, at any time prior to maturity, at a redemption price equal to the greater of (i) 100% of the principal amount and (ii) 100% of the principal amount plus an applicable premium and, in each case, plus accrued and unpaid interest, if any, to the date of redemption. The Company may also redeem the 2023 Notes, the 2024 Notes and the 2044 Notes, in whole or in part, prior to December 1, 2022, February 15, 2024, November 15, 2043, respectively, at a redemption price equal to the greater of (i) 100% of the principal amount and (ii) 100% of the principal amount plus an applicable premium, and anytime thereafter, at a redemption price equal to 100% of the principal amount, in each case, plus accrued and unpaid interest, if any, to the date of redemption.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Notes), each holder of outstanding Notes will have the right to require the Company to purchase all or a portion of such holder’s Notes at a purchase price of 101% of the principal amount plus accrued and unpaid interest, if any, to the date of purchase, unless the Company has earlier redeemed or delivered a valid notice of redemption with respect to all of the outstanding Notes as described above.

Each of the following constitutes an event of default under the Indenture with respect to any series of Notes: (1) failure to pay any installment of interest on any security of such series when due and payable, continued for 30 days; (2) failure to pay the principal when due of such series, whether at its stated maturity or otherwise; (3) failure to observe or perform any other covenants, conditions or agreements of the Company with respect to such securities for 60 days after the Company receives notice of such failure; or (4) certain events of bankruptcy, insolvency or reorganization. If an event of default occurs, the principal amount of the Notes may be accelerated pursuant to the Indenture.

The Indenture includes requirements that must be met if the Company consolidates or merges with, or sells all or substantially all of the Company’s assets to, another entity.

The foregoing summary is qualified in its entirety by reference to the text of the Indenture, a copy of which is incorporated by reference to Exhibit 4(a) to the Company’s Current Report on Form 8-K filed on July 31, 1997, and the Notes, forms of each series of which are attached as Exhibits 4.2, 4.3, 4.4, 4.5, and 4.6 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

4.1	Fourth Supplemental Indenture, dated as of April 24, 2015, between CareFusion Corporation and Deutsche Bank Trust Company Americas, as trustee.

4.2	1.450% Senior Notes due May 15, 2017.

4.3	6.375% Senior Notes due August 1, 2019.

4.4	3.300% Senior Notes due March 1, 2023.

4.5	3.875% Senior Notes due May 15, 2024.

4.6	4.875% Senior Notes due May 15, 2044.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY (Registrant)

By:	/s/ Gary DeFazio
Gary DeFazio
Vice President and Corporate Secretary

Date: April 29, 2015

INDEX TO EXHIBITS

Exhibit Number	Description

4.1	Fourth Supplemental Indenture, dated as of April 24, 2015, between CareFusion Corporation and Deutsche Bank Trust Company Americas, as trustee.

4.2	1.450% Senior Notes due May 15, 2017.

4.3	6.375% Senior Notes due August 1, 2019.

4.4	3.300% Senior Notes due March 1, 2023.

4.5	3.875% Senior Notes due May 15, 2024.

4.6	4.875% Senior Notes due May 15, 2044.

5